UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 14, 2007

Gladstone Capital Corporation

(Exact name of registrant as specified in its chapter)

Maryland	814-00237	54-2040781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 200
McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 14, 2007, Gladstone Capital Corporation invested approximately $27.8 million in Sunshine Media Holding Corporation (“Sunshine”) and its subsidiaries through the purchase of senior debt.  Sunshine, based in Scottsdale, Arizona, is a publisher of regionally focused trade magazines and custom publications.

The investment includes a line of credit facility with a borrowing capacity of up to $3.0 million.  Gladstone Capital Corporation financed the investment using proceeds from borrowings under its revolving credit facility with Deutsche Bank A.G.

Item 9.01. Financial Statements and Exhibits

(a)                                  Not applicable.

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Capital Corporation
(Registrant)

May 14, 2007	By:	/s/ Harry Brill
(Harry Brill, Chief Financial Officer)